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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-113311 and Form S-8 No. 333-123030, 333-06657, 333-76025, 333-61016
and 333-88876) of Meritage Hospitality Group Inc. of our report dated January 12, 2005, with respect to the consolidated financial statements of Meritage Hospitality Group Inc. included in the Annual Report (Form 10-K) for the year ended November 27, 2005.


/s/ Ernst & Young LLP

Grand Rapids, Michigan
February 21, 2006